Derivatives (Derivatives Associated With Cash Flow Hedges) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015
Derivative Instruments, Gain (Loss) [Line Items]
Gains/(Losses)	[1]	$ (2,045)
Gain/Loss expected to be reclassified to earnings in the next twelve months		500
Hedging Instruments [Member] | Interest Rate Swap [Member] | Cash Flow Hedge
Derivative Instruments, Gain (Loss) [Line Items]
Notional	[2]	250,000
Hedged Items [Member] | Trust Preferred Loans [Member] | Cash Flow Hedge
Derivative Instruments, Gain (Loss) [Line Items]
Held-To-Maturity Trust Preferred Loans Principal Balance		$ 250,000	$ 250,000

[1]	Includes approximately $ .5 million of losses expected to be reclassified into earnings in the next twelve months
[2]	Amount represents the pre-tax gains/(losses) included within AOCI.